                                                                    EXHIBIT 10.7

THE MEMBERSHIP INTERESTS ("UNITS") ARE SUBJECT TO AN OPTION SET FORTH IN THIS AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS LIMITED LIABILITY COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY UNITS SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE UNITS.

THE SECURITIES ACQUIRED UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.


                      RESTRICTED CLASS B UNITS AGREEMENT

     This Restricted Units Agreement (the "Agreement") is made as of the ____ day of __________, 1998, by and between Blue Martini LLC (the "Company") and the undersigned purchaser ("Purchaser").

                                  Witnesseth:

     Whereas, the Company desires to issue, and Purchaser desires to acquire, Class B Units of the Company ("Units") of the Company as herein described, on the terms and conditions hereinafter set forth; and

     Whereas, the issuance of the Units hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees, directors, officers, consultants and advisors and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

     Now, Therefore, it is agreed between the parties as follows:

     1. Purchaser hereby agrees to acquire from the Company, and the Company agrees to issue to Purchaser _______________ (__________) of the Company's Units, at an agreed fair market value of __________ ($_____) per Unit. The purchase price for each Unit shall be __________ ($_____) and shall be payable in cash concurrently with the execution of this Agreement.

     2. (a) All of the Units being acquired by Purchaser pursuant to this Agreement shall be subject to the option set forth in this paragraph 2 ("Purchase Option"). In the event Purchaser shall cease to provide services as an employee, director, officer, consultant or advisor of the Company (as the case may be) as determined by a majority of the Managers of the Company in their sole discretion, to the Company (a "Termination") at any time on or after _____, 1998 (the "Commencement Date") through __________________, 2002, the fourth anniversary of the Commencement Date, for any reason, or no reason, the Company shall have the right, at any

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time within ninety (90) days after the date of a Termination, to exercise the
Purchase Option, which consists of the right to purchase from Purchaser or Purchaser's personal representative, as the case may be, at a purchase price in an amount equal to the purchase price initially paid by Purchaser as described in paragraph 1 ("the Option Price"), up to but not exceeding the number of Units which have not vested under the provisions of subparagraph (b) below, upon the terms hereinafter set forth.

          (b) The Company may exercise the Purchase Option as to the maximum portion of the Units specified in the following table:

                                              Portion of the Units
     If Termination Occurs                    Subject to Purchase Option
     ---------------------                    --------------------------
     Prior to the first anniversary           75%
     of the Commencement Date

     After the first anniversary and prior    75% - (x/48) 100%
     to the fourth anniversary of the         x =  whole number of months following
     Commencement Date                             the first anniversary of the
                                                   Commencement Date prior to a
                                                   Termination
     On or after the fourth anniversary of    0%
     the Commencement Date

     3. The Purchase Option shall be exercised by written notice signed by an authorized officer of the Company and delivered or mailed as provided in paragraph 13. The Option Price shall be payable in cash.

     4.  The Company may assign its rights under paragraph 2 hereof.

     5. Purchaser acknowledges that Purchaser is aware that the Units to be issued to Purchaser by the Company pursuant to this Agreement have not been registered under the Act, and that the Units are deemed to constitute "restricted securities" under Rule 701 and Rule 144 promulgated under the Act. In this connection, Purchaser warrants and represents to the Company that Purchaser is purchasing the Units for Purchaser's own account and that Purchaser has no present intention of distributing or selling said Units except as permitted under the Act and Section 25102(o) of the California Corporations Code. Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least two years from the date of sale of the Units unless at least one year from the date of sale (i) a public trading market then exists for securities of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Units may be made only in limited amounts in accordance with such terms and conditions, and that exemption from registration under Rule 701 will not be available until ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that after such date the Units may be resold by persons other than affiliates in reliance on Rule 144 without

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

compliance with paragraphs (c), (d), (e) and (h) thereof, and by affiliates without compliance with paragraph (d) thereof.

     6. As security for Purchaser's faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Units upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver to and deposit with the Company three (3) assignments duly endorsed (with date and number of Units left blank) in the form attached hereto as Exhibit A.

     7. Purchaser shall not sell, transfer, assign or otherwise dispose of any of the Units then subject to the Purchase Option. Without in any way limiting the foregoing, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Units issued hereunder unless and until:

          (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

          (ii) (a) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (b) Purchaser shall have furnished the Company with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such Units under the Act, and (c) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company, such concurrence not to be unreasonably withheld, and the Company shall have advised Purchaser of such concurrence; and

          (iii) any such disposition complies with any and all restrictions on Transfer of Units contained in the Operating Agreement of the Company, effective as of June ___, 1998 (the "Operating Agreement"); and

          (iv) Member approval of the Agreement within 12 months before or after the execution of the Agreement is obtained. (The purchase of any Units pursuant the Agreement shall be rescinded if Member approval is not obtained within such period. Such Units shall not be counted in determining whether such approval is obtained.)

     8. The Company shall not be required (i) to transfer on its books any Units which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Units or to accord the right to vote as such owner or to make any distributions to any transferee to whom such Units shall have been so transferred.

     9. Some of the federal and California income tax consequences relating to the grant of the Units under this Agreement are set forth below. This summary is necessarily incomplete and the tax laws and regulations are subject to change. Purchaser should consult a tax adviser with respect to the specific tax consequences of the grant of the Units.

     Federal and California income tax consequences arising by reason of the grant by the Company of Units to Purchaser are governed by Section 83 of the Internal Revenue Code of 1986, as amended, (the "Code") and as incorporated into California law.

     To the extent Purchaser acquires Units subject to the Company's Purchase Option, Purchaser will not be subject to income tax with respect to such Units at the time of grant unless Purchaser makes the election discussed below. Instead, as and when the Units vest, Purchaser will recognize ordinary income (subject to withholding) equal to the then fair market value of the Units. Practically speaking, this means that, unless Purchaser elects otherwise, each year at the time a portion of the Units vest during the term of the Purchase Option, Purchaser will be treated as having received taxable ordinary income, measured as just described.

     If Purchaser makes a proper and timely election under Section 83(b) of the Code WITHIN 30 DAYS OF THE DATE OF THIS AGREEMENT pursuant to a notice substantially in the form attached hereto as Exhibit B, Purchaser will not be taxed at the time the Units vest. However, if the fair market value of the Units at the date of this Agreement (determined without regard to the Company's Purchase Option) exceeds the price paid by Purchaser for the Units, such excess will be ordinary income subject to tax (and withholding).

     Thus, by making a Section 83(b) election, any appreciation in the value of the Units between the date of this Agreement and the date the Units vest will be taxed as capital gain at the time the Units are disposed of, rather than ordinary income at the time of vesting. Any such capital gain, or any loss, will be long-term, mid-term or short-term depending on how long Purchaser holds the Units from the date of their issuance to Purchaser. However, should the Company repurchase any of the Units pursuant to the Purchase Option, Purchaser will not be entitled to deduct any income recognized or taxes paid by reason of the Section 83(b) election.

     Purchaser acknowledges that the Company's determination of the fair market value of the Units is not binding on the Internal Revenue Service or California Franchise Tax Board and that if the Units are determined to have a greater value, Purchaser shall be responsible for the additional taxes, and, in any event, Purchaser shall be responsible for all taxes incurred by Purchaser in connection with the Units.

     10. Subject to the provisions of paragraphs 6 and 7 above, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a Member, as defined in the Operating Agreement, with respect to the Units subject to the Purchase Option. Purchaser acknowledges that Purchaser is aware that, under the terms of the Operating Agreement, certain restrictions will limit Purchaser's ability to transfer the Units. Purchaser shall receive financial statements of the Company at least annually unless Purchaser is a person whose duties in connection with the Company assures Purchaser access to equivalent information.

     11. Purchaser hereby agrees that for a period of not less than ninety (90) days and up to a maximum of one hundred eighty (180) days following the effective date of the first registration statement of the Company or any successor entity covering securities of the Company or such successor entity to be sold on its behalf in an underwritten public offering, Purchaser shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company (or securities of any successor entity) held by Purchaser at any time during such period except securities included in such registration; provided, however, that all members of the Company or successor entity who hold securities of the Company or options to acquire securities of the Company or successor entity enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Units (or securities of any successor entity) held by Purchaser (and the securities of every other person subject to the foregoing restriction) until the end of such period.

     12. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by express courier, or four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     14. This Agreement shall be governed by the laws of the State of California and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

     15. This Agreement may be executed in any number of counterparts and when so executed, all of such counterparts shall constitute a single instrument binding upon all parties notwithstanding the fact that all parties are not signatory to the original or to the same counterpart.

     16. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser, Purchaser's heirs, executors, administrators, successors and assigns.

     17. This Agreement, together with the Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof.

     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.



Blue Martini LLC                           Purchaser



___________________________________        ____________________________________
Monte Zweben, President                    Name:

                                           Address:

                                           ____________________________________

                                           ____________________________________


Attachments:

Exhibit A  Assignment of Units

Exhibit B  83(b) Election Notice

                                   Exhibit A

                              Assignment of Units

     For Value Received and pursuant to that certain Restricted Units Purchase Agreement dated as of ____________, 1998 (the "Agreement"), the undersigned hereby sells, assigns and transfers unto Blue Martini LLC, a Delaware limited liability company (the "Company"), _________________________________ (_______)
Units of the Company standing in the undersigned's name on the books of the Company herewith, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said Units on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of Units issued to the undersigned pursuant to the Agreement, and only to the extent that such Units remain subject to the Company's Purchase Option under the Agreement.

Dated:_____________________________



                                      Signature:____________________________

                                      Name:_________________________________

                                   Exhibit B

                             83(b) Election Notice

_______________________, 1998



Via Certified Mail - Return Receipt Requested
---------------------------------------------

Director of Internal Revenue
Internal Revenue Service Center
Fresno, CA 93888

Re:  Election under Section 83(b)

Ladies and Gentlemen:

This statement constitutes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended from time to time.

Pursuant to Treasury Regulation Section 1.83-2, the following information is submitted:

1.  Name:                              _____________________________________
                                       ("Purchaser")

    Address:                           _____________________________________

                                       _____________________________________


    Social Security No.:               _____________________________________

2.  Property Description:              _____________________ (_____ Units of
                                       Blue Martini LLC (the "Company")

3.  The date on which property was transferred is ________________, 1998.

4.  The taxable year for which the election is made is the calendar year 1998.

5.  Restrictions:

    "In the event Purchaser shall cease to provide services as a __________, as determined by a majority of the Managers of the Company in their sole discretion, to the Company (a "Termination") at any time on or after, 1998 (the "Commencement Date") through ____, 2002, the fourth anniversary of the Commencement Date, for any reason, or no reason, the Company shall have the right, at any time within one hundred twenty (120) days after the date of a Termination, to exercise the Purchase Option, which consists of the right to purchase from Purchaser or Purchaser's personal representative, as the case may be, at a purchase price in an amount equal to the purchase price initially paid by Purchaser as described in paragraph 1 ("the Option Price"), up to but not exceeding the number of Units which have not vested under the provisions of subparagraph
     (b) below, upon the terms hereinafter set forth."

6. The fair market value at the time of transfer of the property with respect to which this election is being made, determined without regard to any restriction other than a restriction which by its terms will never lapse, is _____ cents ($0._____) per Unit.

7. The amount paid by the undersigned taxpayer for the property is __________ ($_____) ($_____ per Unit).

8. A copy of this statement has been furnished to Blue Martini LLC and the transferee of the property if different from the Purchaser.



Dated: ______________, 1998


Very truly yours,



_________________________________
Name:

                                       2